 TRANSLATION OF LOAN AGREEMENT

THIS LOAN AGREEMENT (hereinafter, “the Agreement”) is entered into in Shangrao, Jiangxi Province, China, as of May 1, 2012 by and between the following Parties:

Party A: Li XiaoLing, a PRC citizen (identity card number: ) ( hereinafter referred to as the “Borrower”.)

Party B: Shangrao Baihuazhou Green Resources Agriculture Technology Development Co., Ltd., a wholly foreign-owned enterprise duly organized and validly existing under the PRC laws, having its legal address at 7 Yan He East Road, Xinzhou, Shangrao, Jiangxi Province, P.R. China (hereinafter referred to as the “Lender”).

(In this Agreement, the aforesaid parties are hereinafter referred to individually as a “Party” and collectively as the “Parties”.)

WHEREAS,

1. Shangrao Bai Hua Zhou Industrial Co., Ltd. (hereinafter, the “Company”) is a limited liability company duly organized and validly existing under the PRC laws, having its legal address at 8 Xing Yang Road, Shangrao, Jiangsi Province. The Borrower is the sole shareholder of the Company.

2. The Borrower will borrow RMB 10,000,000 from the Lender to be used for the future development of the Company, and the Lender is willing to act so.

3. In order to define the rights and obligations of the Borrower and the Lender under relevant loan arrangements, the Parties hereby agree as follows:

Article 1 Definitions

1.1 In this Agreement:

“Debt” means the amount of loans which have not been repaid.

“Effective Date” means the date on which this Agreement is duly executed by the Parties hereto.

“Loan” means the loan in Renminbi provided by the Lender to the Borrower.

“PRC” means the People’s Republic of China, for the purpose of this Agreement, excluding Hong Kong, Macao and Taiwan.
“Repayment Notice” has the meaning as provided in Article 5.1.

“Repayment Application” has the meaning as provided in Article 5.2.

“Rights” has the meaning as provided in Article 10.5.

1.2 Any term referred to herein shall have the following meanings:

“Article” shall, unless the context otherwise requires, be construed as a reference to a clause of this Agreement.

“Tax” shall be construed so as to include any tax, levy, impost or other charge of a similar nature (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

The “Lender” and the “Borrower” shall be construed so as to include their successors and assignees as permitted by the Parties based on their respective interests.

1.3 Unless otherwise provided, any reference herein to this Agreement or any other agreement or document shall be construed as including any amendments, variations, substitutions or supplements as are already made or may be from time to time made to this Agreement or such other agreement or document, as the case may be.

1.4 The headings are for reference only.

1.5 Unless the context otherwise requires, the words importing the plural shall include the singular and vice versa.

Article 2 Amount and Interest Rate of Loan

2.1 Subject to the terms and conditions herein, the Lender agrees to provide the Borrower with a loan with the principal of Renminbi 10,000,000.

2.2 The interest rate of the Loan hereunder is nil, i.e., no interest is accrued thereupon.

Article 3 Use and Term of Loan

3.1 The term of the Loan hereunder shall be thirty (30) years, counted from the day when the Loan is provided.

3.2 The Borrower shall only use the Loan hereunder provided by the Lender to increase the performance of the Company. Without the prior written consent of the Lender, the Borrower shall not use any Loan for any purpose other than as specified herein.

Article 4 Granting of the Loan

After receiving the written notice from the Borrower, the Lender shall transfer the loan hereof to the appointed account by the borrower within 30 days.

Article 5 Repayment

5.1 The Lender may, at its absolute discretion, deliver a repayment notice (hereinafter, the “Repayment Notice”) thirty (30) days in advance to the Borrower at any time, to require the Borrower to repay the Debt in full or in part.

5.2 The Borrower may at any time serve a repayment application (hereinafter, the “Repayment Application”) thirty (30) days in advance to the Lender, applying for repayment of the Debt in full or in part.

Article 6 Taxes

All Taxes that may incur in connection with the Loan shall be borne by the Lender.

Article 7 Confidentiality

7.1 Regardless of the termination of this Agreement, the Borrower shall be obliged to keep in confidence the following information (hereinafter collectively the “Confidential Information”): (i) the execution, performance and the contents of this Agreement; and (ii) the business secret, proprietary information and customer information of the Lender known to or received by the Borrower in connection with the execution and performance of this Agreement. The Borrower is only entitled to use such Confidential Information for the performance of its obligations hereunder. The Borrower shall not disclose the above Confidential Information to any third party without the written permission of the Lender; otherwise it shall be liable to the default liability and indemnify the losses of the Lender.

7.2 Upon termination of this Agreement, the Borrower shall, upon request by the Lender, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and cease to use such Confidential Information.

7.3 Notwithstanding any other provisions herein, the validity of this Article 7 shall survive the suspension or termination of this Agreement.

Article 8 Notices

8.1 Any notice, request, demand and other correspondence required by or made in accordance with this Agreement shall be in writing and delivered to the relevant Party.

8.2 Any of the aforementioned notices or other correspondence shall be deemed to have been given upon delivery when it is transmitted by facsimile; or upon handover to the receiver when it is delivered in person, or on the fifth (5) day after posting when it is delivered by mail.

Article 9 Defaulting Liabilities

9.1 The Borrower shall undertake to hold the Lender harmless and indemnify the Lender against any actions, charges, claims, costs, damages, demands, expenses, liabilities, losses and proceedings which the Lender may suffer or be subject to as a result of any default by the Borrower of its obligations hereunder.

9.2 Notwithstanding any other provisions herein, the validity of this Article shall survive the suspension or termination of this Agreement.

Article 10 Miscellaneous

10.1 This Agreement is made in Chinese in two (2) originals with the Borrower hereto holding one (1) original and Lender holding one (1).

10.2 The execution, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by PRC laws.

10.3 Any dispute arising hereunder and in connection herewith shall be settled through consultations between the Parties, and if no agreement regarding such dispute can be reached within thirty (30) days upon its occurrence, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules thereof, and the arbitration award shall be final and binding on both Parties.

10.4 Any rights, powers and remedies granted to the Parties by any provisions herein shall not preclude any other rights, powers and remedies available to such Party in accordance with the laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies.

10.5 No failure or delay by a Party to exercise any of its rights, powers and remedies hereunder or in accordance with the laws (hereinafter, the “Rights”) shall be construed as a waiver of such Rights, and the waiver of any single or partial Rights shall not preclude its exercise of such Rights in any other way and its exercise of other Rights.

10.6 The headings herein contained are for reference only, and in no circumstances shall such headings be used for or affect the interpretation of the provisions hereof.

10.7 Each provision contained herein shall be severable from and independent of other provisions, and if at any time one or more provisions herein are held to be invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions herein shall not be affected as a result thereof.

10.8 Any amendments or supplements to this Agreement shall be in writing and shall become effective upon due execution by the Parties hereto.

10.9 The Borrower shall not assign any of its rights and/or obligations hereunder to any third party without the prior written consent from the Lender, and the Lender is entitled to assign any of its rights and/or obligations hereunder to any of its designated third parties upon notice to the Borrower.

10.10 This Agreement shall be binding on the legal successors of the Parties.

10.11 This is an English language translation of an agreement of which the original version was written in Chinese and in the event of any discrepancy between the two, as between the Parties, the Chinese language version shall govern.

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 (Signature page)

IN WITNESS WHEREOF, the Parties have caused this Loan Agreement to be executed as of the date and in the place first set forth above.

Borrower: Li Xiaoling
Signature: /s/Li Xiaoling

Lender: Shangrao Baihuazhou Green Resources Agriculture Technology Development Co., Ltd.
By (seal): /s/Liu Shazhong___________
(The signature of The Representative): Liu Shazhong______